MERRILL LYNCH
SPECIAL VALUE
FUND, INC.




FUND LOGO





Quarterly Report

December 31, 1995





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Special Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011





MERRILL LYNCH SPECIAL VALUE FUND, INC.


DEAR SHAREHOLDER


As 1995 drew to a close, the pace of US economic activity apparently slowed. There was strong evidence of a slowing economy by mid-year, a trend that was quickly reversed as gross domestic product growth rebounded to a 4.2% pace during the third calendar quarter of 1995. However, recent economic releases suggest that this rate of expansion has not been sustained.

A number of key measures of economic growth indicate evidence of slowing momentum. Retail sales for November were soft, a trend that continued throughout the all-important holiday season, reflecting ongoing caution on the part of debt-burdened consumers. At the same time, there has been an increase in initial unemployment claims, along with weak job and income growth. As labor costs continue to decelerate and commodity price pressures remain subdued, inflationary pressures continue to be well under control.

These developments led the Federal Reserve Board to ease its monetary policy slightly at the December 19, 1995 Federal Open Market Committee meeting. However, the Clinton Administration and Congress have yet to reach an agreement in their current Federal budget deliberations. While the probable direction of economic activity will continue to be the primary focus of investors in the weeks ahead, a credible plan for reducing the Federal budget deficit will also be an important factor in the investment outlook.

Portfolio Matters
For the 1995 calendar year, Merrill Lynch Special Value Fund, Inc. underperformed the unmanaged Russell 2000 Index. For the year ended December 31, 1995, the Fund's Class A, Class B, Class C and Class D Shares returned +22.34%, +21.12%, +21.09% and +22.09%, respectively, while the Russell 2000 Index total return was +28.44%. (Results shown do not reflect sales charges; results would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 4--7 of this report to shareholders.)

For 1995, the Fund's performance was helped by holdings in the technology, healthcare, financial services and energy sectors. Technology stocks led the market sharply upward during the year, driven by strong computer and equipment sales as well as by attendant demand for semiconductors and software. However, the December quarter proved very difficult for the group. After peaking in September, technology indexes, particularly the semiconductor index, moved sharply lower as softer memory prices and excess chip manufacturing capacity began to emerge. Healthcare stocks started the year on a strong note, still benefiting from the Clinton administration's failure to impose sweeping changes to the healthcare system. Among healthcare-related issues, biotechnology stocks were outstanding performers as certain companies reported favorable results from clinical trials, and the Food and Drug Administration accelerated the pace of new drug approvals. The sector also benefited from investments by large pharmaceutical companies in smaller biotechnology concerns. Financial services stocks responded favorably to the continued decline in interest rates during the year. Banks and thrifts were also aided by the increasing number of mergers and acquisitions, with some acquisition multiples reaching 2.5 times book value or higher. Insurance stocks benefited from declining interest rates and increased earnings prospects.

Notable performers in order of their contributions to the portfolio's total return for the year were: Charter One Financial, Inc. (up 59%); Redman Industries, Inc. (up 106%); and Ace, Ltd. (up 71%). Each of these stocks was among the Fund's ten largest holdings for at least some part of the year. The Fund's performance during the second and third quarters was restrained somewhat by our emphasis on stocks selling at low valuations rather than selecting those selling at premium prices based on expected earnings growth. Later in the year, many of the small capitalization "growth" stocks that outperformed the market indexes in the second and third quarters began to correct as disappointing earnings were announced. As discussed in previous shareholder letters, the Fund maintained a significant portion of its assets in cash reserves, which enabled the Fund to take advantage of dips in the stock market by purchasing shares. The Fund tended to sell into rallies to realize gains on appreciated stocks, and to deploy cash during market downturns.

During the quarter ended December 31, 1995, Merrill Lynch Special Value Fund, Inc. slightly underperformed the unmanaged Russell 2000 Index. For the three-month period ended December 31, 1995, the Fund's Class A, Class B, Class C and Class D Shares returned +1.66%, +1.42%, +1.42% and +1.65%, respectively, while the Russell 2000 Index total return was +2.17%. During the December quarter, the Fund's performance was helped by its positions in the energy, building-related, healthcare and technology industries.

The energy sector's strong performance during the quarter ended December 31, 1995 reflected the depressed valuations of many energy stocks at the beginning of the quarter, aided by cold weather conditions in the Northeast and Midwestern states and resulting improved commodity pricing. Many oil services stocks outperformed the stock market because of improved future earnings visibility from strengthening demand and pricing. Several of the Fund's energy investments during the December quarter focused on companies offering technological advantages to oil and gas exploration and production companies. The Fund's investments in the housing sector emphasized manufactured housing stocks, where unit growth continued to outpace that of traditional site-built homes. Many segments of the healthcare industry came under pressure near year-end as debate over Medicare/Medicaid reform intensified. However, the Fund's investments in biotechnology continued to benefit from Washington's mounting pressure on the Food and Drug Administration to speed approval of new drugs. Technology stocks overall peaked during mid-September and then performed poorly during the December quarter. However, the Fund's technology holdings outperformed the market, and several of the Fund'stop-performing stocks during the quarter were technology issues. By contrast, the Standard &Poor's High Tech Composite was down 2.3% for the quarter.

During the three months ended December 31, 1995, notable performers in order of their contributions to the portfolio's total return were: Control Data Systems, Inc. (up 62%); Redman Industries, Inc. (up 30%); Stratus Computer, Inc. (up 32%); Input/Output, Inc. (up 51%); and Boole & Babbage, Inc. (up 22%).

Control Data Systems, Inc. is a global systems integrator. The company helps client corporations and government entities integrate complex networks and applications. In September, the company divested five international units in an effort to sharpen its focus on the electronic commerce business. Customer acceptance of Control Data's electronic commerce and Product Data Management/Computer-Aided Design products was very favorable. Shares of Redman Industries, Inc., one of the largest producers of manufactured homes in the United States, were propelled by continued strong growth in unit shipments and higher earnings. Stratus Computer, Inc., a leading provider of comprehensive computer solutions for critical on-line environments, offers a broad range of continuously available computers, applications software and professional services. The company has a solid balance sheet and generates strong cash flow relative to its stock price. The stock moved higher on increased sales of its new Continuum fault tolerant computers.

Input/Output, Inc., the world's leading manufacturer of seismic instruments for the oil and gas exploration industry, received renewed investor focus. This interest was caused by very favorable earnings growth prospects stemming from Input/Output, Inc.'s dominance of this high-tech segment of the oil services industry; an expanded product line aided by a recent acquisition; strong domestic orders and potential increased international orders; and, the earnings potential from the company's recent entry into the oil and gas exploration business. Oil services stocks generally outperformed the market during the December quarter, and Input/Output, Inc. benefited from its leadership position in the technology-oriented segment of the oil services industry. As Input/Output, Inc.'s stock appreciated to record high prices, the Fund took profits on most of its positions. Boole & Babbage, Inc. is a worldwide leader in enterprise automation software for distributed systems. The company's products enable its information services clients to reduce costs and increase systems availability.

During the December quarter, the Fund's performance was hindered by holdings in the consumer durables, consumer nondurables, and retail sectors. These consumer stocks and retailing issues were particularly weak reflecting disappointing sales increases, and in some cases, actual sales declines during the autumn, and an increasingly difficult environment as the important holiday selling season unfolded.

The Fund was active in making purchases during the December quarter. We bought shares in 27 new holdings and added to positions in 44 existing investments. Purchases spanned a wide variety of industries such as software, technology and basic industries. During periods of weak prices in basic industry stocks--as investors began to worry about a slowdown in the US economy--we added to holdings in the cement and metals industries. We also increased several existing technology holdings.

We eliminated holdings in 33 securities. Most sales were motivated by stocks appreciating to the Fund's price objectives. Concerns over companies' operating results also motivated some sales. We reduced the Fund's holdings in 32 companies. Again, most sales were motivated by the stocks appreciating to less attractive valuation levels.

We reduced the Fund's cash reserves from 24.8% of net assets at the beginning of the December quarter to 19.7% at the end of the quarter. Including the cash reserves, at the end of the December quarter we estimate that the Fund had approximately 92% of the volatility of the Russell 2000 Index. We reduced cash reserves in response to weak stock prices. The Russell 2000 Index declined during late November and into early December, providing some opportunities to add positions at attractive valuations. The December quarter performance of stocks in general was characterized by declining breadth in the market, as indicated by the divergence of stock market indexes. During the December quarter, total returns for the Dow Jones Industrials were +7.49% and for the Standard & Poor's 500 +6.01%, both in contrast to the +2.17% total return for the Russell 2000 Index. While stock prices of the large-capitalization stocks in the Dow Jones Industrial Average rose fairly consistently during the quarter ended December 31, 1995, the Russell 2000 Index reflected a more volatile overall market that lacked breadth, especially in technology stocks.

Although the Fund's cash reserves were reduced, we continued to seek stocks selling at attractive valuations, thereby maintaining a somewhat cautious investment strategy. In addition, we remain concerned about the high valuation levels for the overall stock market.


In Conclusion
We thank you for your continued investment in Merrill Lynch Special Value Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Dennis Stattman)
Dennis Stattman
Vice President and Portfolio Manager




February 2, 1996

PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results
                                                                                                     12 Month       3 Month
                                                           12/31/95       9/30/95      12/31/94      % Change       % Change
ML Special Value Fund, Inc. Class A Shares*                $  17.10      $  17.15     $  14.70        +17.43%(1)      -0.29%
ML Special Value Fund, Inc. Class B Shares*                   16.61         16.61        14.30        +17.29(1)        0.00
ML Special Value Fund, Inc. Class C Shares*                   16.50         16.51        14.24        +17.01(1)       -0.06
ML Special Value Fund, Inc. Class D Shares*                   17.09         17.12        14.69        +17.45(1)       -0.18
Russell 2000 Index**                                         315.97        310.38       250.36        +26.21          +1.80
ML Special Value Fund, Inc. Class A Shares--Total Return*                                             +22.34(2)       +1.66(3)
ML Special Value Fund, Inc. Class B Shares--Total Return*                                             +21.12(4)       +1.42(5)
ML Special Value Fund, Inc. Class C Shares--Total Return*                                             +21.09(6)       +1.42(7)
ML Special Value Fund, Inc. Class D Shares--Total Return*                                             +22.09(8)       +1.65(9)
Russell 2000 Index**--Total Return                                                                    +28.44          +2.17


  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 **An unmanaged broad-based index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates.
(1)Percent change includes reinvestment of $0.151 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.675 per share ordinary income dividends and $0.151 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.327 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.513 per share ordinary income dividends and $0.151 per share capital gains distributions.
(5)Percent change includes reinvestment of $0.231 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.544 per share ordinary income dividends and $0.151 per share capital gains distributions.
(7)Percent change includes reinvestment of $0.239 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.639 per share ordinary income dividends and $0.151 per share capital gains distributions.
(9)Percent change includes reinvestment of $0.306 per share ordinary income dividends.

Results of a $1,000 Investment Since Inception--Class A Shares


(5.25% sales charge--$947.50 net amount invested; assuming reinvestment of all dividends and capital gains distributions)


A mountain chart depicting the growth of an investment in the Fund's Class A Shares from $947.50 on May 5, 1978 to $4,349.03 on December 31, 1995.




Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/95                       +22.34%        +15.91%
Five Years Ended 12/31/95                 +21.34         +20.04
Ten Years Ended 12/31/95                  + 6.40         + 5.83

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 12/31/95                       +21.12%        +17.12%
Five Years Ended 12/31/95                 +20.11         +20.11
Inception (10/21/88) through 12/31/95     + 8.26         + 8.26

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/95                       +21.09%        +20.09%
Inception (10/21/94)
through 12/31/95                          +16.24         +16.24

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                    % Return Without  % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/95                       +22.09%        +15.68%
Inception (10/21/94)
through 12/31/95                          +17.13         +11.96

[FN]
 *Maximum sales charge is 5.25%
**Assuming maximum sales charge.



PERFORMANCE DATA (continued)


Performance Summary--Class A Shares
                                         Net Asset Value            Capital Gains
Period Covered                      Beginning         Ending         Distributed     Dividends Paid*     % Change**
5/5/78-12/31/78                       $ 9.60          $ 8.70              --              $0.190          - 7.63%
1979                                    8.70           10.16            $0.370             0.320          +25.67
1980                                   10.16           12.54             0.500             0.195          +33.62
1981                                   12.54           10.58             0.890             0.390          - 6.27
1982                                   10.58           10.67             0.650             0.380          +12.70
1983                                   10.67           12.45             0.610             0.070          +22.40
1984                                   12.45           11.10             0.290             0.120          - 7.60
1985                                   11.10           14.29             0.340             0.090          +33.14
1986                                   14.29           13.97             0.620             0.050          + 1.88
1987                                   13.97           10.32             1.086             0.143          -18.52
1988                                   10.32           11.83             0.017             0.233          +17.06
1989                                   11.83           11.65              --               0.237          + 0.42
1990                                   11.65            8.32              --               0.148          -27.52
1991                                    8.32           12.80              --               0.080          +54.87
1992                                   12.80           14.96              --               0.019          +17.04
1993                                   14.96           15.66             0.594             0.811          +14.26
1994                                   15.66           14.70             0.561             0.940          + 3.81
1995                                   14.70           17.10             0.151             0.675          +22.34
                                                                        ------            ------
                                                                  Total $6.679      Total $5.091

                                                                 Cumulative total return as of 12/31/95: +359.00%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.


Performance Summary--Class B Shares
                                         Net Asset Value            Capital Gains
Period Covered                      Beginning         Ending         Distributed     Dividends Paid*     % Change**
10/21/88-12/31/88                     $12.01          $11.82            $0.017            $0.095          - 0.62%
1989                                   11.82           11.61              --               0.140          - 0.64
1990                                   11.61            8.29              --               0.050          -28.26
1991                                    8.29           12.69              --               0.019          +53.32
1992                                   12.69           14.70              --                --            +15.84
1993                                   14.70           15.31             0.594             0.692          +13.07
1994                                   15.31           14.30             0.561             0.828          + 2.79
1995                                   14.30           16.61             0.151             0.513          +21.12
                                                                        ------            ------
                                                                  Total $1.323      Total $2.337

                                                                  Cumulative total return as of 12/31/95: +77.07%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.




PERFORMANCE DATA (concluded)

Performance Summary--Class C Shares
                                         Net Asset Value            Capital Gains
Period Covered                      Beginning         Ending         Distributed     Dividends Paid*     % Change**
10/21/94-12/31/94                     $15.06          $14.24            $0.192            $0.430          - 1.15%
1995                                   14.24           16.50             0.151             0.544          +21.09
                                                                        ------            ------
                                                                  Total $0.343      Total $0.974

                                                                  Cumulative total return as of 12/31/95: +19.69%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance Summary--Class D Shares
                                         Net Asset Value            Capital Gains
Period Covered                      Beginning         Ending         Distributed     Dividends Paid*     % Change**
10/21/94-12/31/94                     $15.52          $14.69            $0.192            $0.447          - 1.06%
1995                                   14.69           17.09             0.151             0.639          +22.09
                                                                        ------            ------
                                                                  Total $0.343      Total $1.086

                                                                  Cumulative total return as of 12/31/95: +20.79%**


 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.

SCHEDULE OF INVESTMENTS
                                                                                                                   Percent of
Industries                   Shares Held            Stocks & Bonds                        Cost           Value     Net Assets
Aerospace                         86,800     Banner Aerospace, Inc.                    $    592,640     $    499,100    0.1%
                                 307,800     UNC, Inc.                                    1,763,264        1,846,800    0.3
                                                                                       ------------     ------------  ------
                                                                                          2,355,904        2,345,900    0.4

Apparel                          815,000     Farah, Inc.                                  6,680,057        3,871,250    0.7
                                 233,000     Kellwood Co.                                 4,270,366        4,747,375    0.8
                                  84,000     Marisa Christina, Inc.                         862,660        1,428,000    0.3
                                 700,500     Norton McNaughton, Inc.                     10,056,577        7,793,063    1.4
                                  75,000     The Warnaco Group, Inc. (Class A)            1,142,930        1,875,000    0.3
                                                                                       ------------     ------------  ------
                                                                                         23,012,590       19,714,688    3.5

Automotive                       291,000     Smith (A.O.) Corp.                           6,245,316        6,038,250    1.1

Banks & Finance                   60,000     American Federal Bank, FSB                     611,250          915,000    0.2
                                 173,100     Bankers Corp.                                1,033,803        2,812,875    0.5
                                  20,000     Banknorth Group, Inc.                          365,000          770,000    0.1
                                 444,000     Charter One Financial, Inc.                  8,406,972       13,597,500    2.5
                                 170,000     Civic Bancorp, Inc.                            926,250        1,275,000    0.2
                                  28,000     Collective Bancorp., Inc.                      468,951          710,500    0.1
                                 201,400     FirstFed Financial Corp.                     2,785,972        2,844,775    0.5
                                 155,000     Roosevelt Financial Group, Inc.              1,229,832        3,003,125    0.5
                                  83,000     Walden Bancorp, Inc. (a)                       943,713        1,577,000    0.3
                                                                                       ------------     ------------  ------
                                                                                         16,771,743       27,505,775    4.9

Beverages                         76,000     Celestial Seasonings, Inc.                   1,159,395        1,425,000    0.3

Biotechnology                     95,200     Alteon, Inc.                                   678,531        1,535,100    0.3
                                  25,000     Athena Neurosciences, Inc.                     228,125          306,250    0.1
                                 107,000     COR Therapeutics, Inc.                       1,046,352          896,125    0.2
                                 158,500     CytoTherapeutics, Inc.                       1,189,051        2,714,313    0.5
                                  20,000     The Liposome Company, Inc. (Convertible
                                             Preferred)                                     428,227          790,000    0.1
                                  19,025     National Patent Development Corp.              208,155          164,091    0.0
                                 169,850     North American Biologicals, Inc. (b)         1,511,440        1,825,888    0.3
                                  30,000     Ostex International, Inc.                      642,000          577,500    0.1
                                  88,000     Pharmacopeia, Inc.                           1,497,200        2,134,000    0.4
                                  35,000     Regeneron Pharmaceuticals, Inc.                120,925          446,250    0.1
                                 545,000     Scios Nova, Inc.                             2,411,588        2,350,313    0.4
                                                                                       ------------     ------------  ------
                                                                                          9,961,594       13,739,830    2.5

Building & Building               50,000     American Homestar, Inc.                        400,000        1,031,250    0.2

Materials                        440,000     Giant Cement Holding, Inc.                   4,776,418        5,060,000    0.9
                                 413,000     Redman Industries, Inc.                      6,947,618       13,938,750    2.5
                                 167,200     Ryland Group, Inc.                           2,322,757        2,340,800    0.4
                                 150,200     Washington Homes, Inc.                         872,781          826,100    0.2
                                                                                       ------------     ------------  ------
                                                                                         15,319,574       23,196,900    4.2

Business Services                822,600     Applied Bioscience International, Inc.       4,698,404        5,552,550    1.0
                                  76,500     Banta Corp.                                  2,333,080        3,366,000    0.6
                                                                                       ------------     ------------  ------
                                                                                          7,031,484        8,918,550    1.6



SCHEDULE OF INVESTMENTS (continued)
                             Shares Held/                                                                          Percent of
Industries                   Face Amount            Stocks & Bonds                        Cost           Value     Net Assets
Chemicals                         50,000     Lesco, Inc.                               $    705,682     $    750,000    0.1%

Computers & Computer             350,500     Amdahl Corp.                                 3,038,956        2,979,250    0.5
Services                         360,750     Boole & Babbage, Inc.                        3,101,038        8,838,375    1.6
                             $ 4,000,000     Cellnet Data Systems, Inc., 13%++ due
                                             6/15/2005 (c)                                2,280,259        2,360,000    0.4
                                  37,500     DH Technology, Inc.                            295,000          918,750    0.2
                                  56,300     Radius, Inc.                                   443,363          110,843    0.0
                                 465,000     Storage Technology Corp.                    11,360,734       11,101,875    2.0
                                 561,000     Stratus Computer, Inc.                      15,737,563       19,424,625    3.5
                                 100,000     Tandem Computers, Inc.                       1,293,500        1,062,500    0.2
                                                                                       ------------     ------------  ------
                                                                                         37,550,413       46,796,218    8.4

Cosmetics                          1,317     Alfin, Inc. (Preferred)(d)                           0                0    0.0

Data Processing                   80,000     Cognos, Inc.                                   495,625        3,570,000    0.6
                                  78,800     Consilium, Inc.                                575,018          935,750    0.2
                                 359,400     Control Data Systems, Inc.                   3,637,641        7,053,225    1.3
                                 160,000     Hyperion Software Corp.                      3,375,969        3,400,000    0.6
                                 493,000     Information Resources, Inc.                  6,726,454        6,100,875    1.1
                                  80,000     ParcPlace Systems, Inc.                        675,593          680,000    0.1
                                 140,000     Platinum Technology, Inc.                    2,773,651        2,572,500    0.5
                                 100,000     Progress Software Corp.                      2,978,760        3,750,000    0.7
                                 148,800     Software Spectrum, Inc.                      3,215,074        3,199,200    0.6
                                  45,000     Sterling Software, Inc.                      1,452,700        2,806,875    0.5
                                 140,700     VMARK Software, Inc.                         1,879,814        1,319,063    0.2
                                                                                       ------------     ------------  ------
                                                                                         27,786,299       35,387,488    6.4

Electrical Equipment             138,000     Comptek Research, Inc.                       2,204,043        1,164,375    0.2
                                  26,300     WPI Group, Inc.                                164,375           98,625    0.0
                                                                                       ------------     ------------  ------
                                                                                          2,368,418        1,263,000    0.2

Electronics                      100,000     Alden Electronics, Inc.                        422,500          137,500    0.0
                                  57,000     Benchmark Electronics, Inc.                  1,342,920        1,567,500    0.3
                                  55,000     Dovatron International, Inc.                 1,599,650        1,856,250    0.4
                                 512,700     Landmark Graphics Corp.                     10,607,755       11,920,275    2.2
                                  27,562     Maxwell Laboratories, Inc.                     316,726          227,387    0.0
                                 226,000     Micronics Computers, Inc.                    1,198,238          791,000    0.1
                                  50,000     Symantec Corp.                               1,312,500        1,162,500    0.2
                                  65,000     VLSI Technology, Inc.                          854,375        1,178,125    0.2
                                                                                       ------------     ------------  ------
                                                                                         17,654,664       18,840,537    3.4

Environmental &                  390,250     NSC Corp.                                    2,062,737          780,500    0.1
Environmental Control

Fragrance Distributor            205,000     Model Imperial, Inc.                         1,349,000          230,625    0.0

Healthcare--                     185,000     Beverly Enterprises, Inc.                    2,453,303        1,965,625    0.4
Products & Services              550,000     Community Psychiatric Centers                6,436,338        6,737,500    1.2
                                  50,000     Healthcare Services Group, Inc.                468,500          468,750    0.1
                                 330,000     Magellan Health Services, Inc. (e)           5,885,321        7,920,000    1.4
                                 504,500     Ramsay Health Care, Inc.                     3,537,506        1,639,625    0.3
                                 131,644     Ramsay Managed Care, Inc. (f)                  296,199          246,833    0.0
                                 200,000     Unilab Corp.                                 1,106,250          537,500    0.1
                                                                                       ------------     ------------  ------
                                                                                         20,183,417       19,515,833    3.5



SCHEDULE OF INVESTMENTS (continued)
                             Shares Held/                                                                          Percent of
Industries                   Face Amount            Stocks & Bonds                        Cost           Value     Net Assets
Home Furnishings                 150,000     Crown Crafts, Inc.                        $  2,380,073     $  1,725,000    0.3%

Insurance                        358,000     Ace, Ltd.                                    8,997,258       14,230,500    2.6
                                  32,000     American National Insurance Co.              1,873,745        2,128,000    0.4
                                 144,394     Financial Security Assurance
                                             Holdings, Ltd. (g)                           3,609,850        3,591,801    0.7
                                 113,100     First Colony Corp.                           2,951,224        2,869,912    0.4
                                 210,000     Harleysville Group, Inc.                     4,686,186        6,798,750    1.2
                                   7,000     Kansas City Life Insurance Company             359,365          364,000    0.1
                                 190,200     Omni Insurance Group, Inc.                   1,217,398        1,592,925    0.3
                                 660,300     PXRE Corp.                                  14,403,271       17,497,950    3.2
                                 457,700     Security-Connecticut Corp.                   9,905,839       12,415,112    2.2
                                                                                       ------------     ------------  ------
                                                                                         48,004,136       61,488,950   11.1

Iron & Steel                     274,600     Quanex Corp.                                 5,274,602        5,320,375    1.0

Leasing                          244,000     Sea Containers, Ltd.                         4,237,586        4,239,500    0.8

Machinery                         45,000     AGCO Corp.                                   1,957,450        2,295,000    0.4

Medical                          183,500     Analogic Corp.                               3,250,002        3,394,750    0.6
                                 132,500     Medex Inc.                                   1,425,473        1,490,625    0.3
                                  45,000     Sequus Pharmaceuticals, Inc.                   495,000          641,250    0.1
                                  20,000     Utah Medical Products, Inc.                    302,110          396,250    0.1
                                                                                       ------------     ------------  ------
                                                                                          5,472,585        5,922,875    1.1

Metals--Non-Ferrous               76,800     Handy & Harman                               1,205,929        1,267,200    0.2

Miscellaneous                     45,000     PHH Corp.                                    1,541,238        2,103,750    0.4

Natural Resources                145,000     Abraxas Petroleum Corp.                      1,642,500          906,250    0.2
                                  90,900     Atwood Oceanics, Inc.                          763,563        2,295,225    0.4
                                 190,000     Tom Brown, Inc.                              1,781,265        2,778,750    0.5
                                  29,000     Cliffs Drilling Co.
                                             (Convertible Preferred)                        774,875          797,500    0.1
                                 214,000     Coho Energy, Inc.                              956,707        1,043,250    0.2
                                 122,000     Core Laboratories N.V.                       1,493,375        1,464,000    0.3
                                 135,000     Gerrity Oil & Gas Corp.                      1,625,550          540,000    0.1
                                 310,000     Global Natural Resources, Inc.               3,093,326        3,255,000    0.6
                                  70,700     Grant Tensor Geophysical Corp.
                                             (Convertible Preferred)                      1,175,941        1,060,500    0.2
                                  30,000     Input/Output, Inc.                             598,021        1,732,500    0.3
                                 359,000     International Petroleum Corp.                  990,247        1,054,562    0.2
                              $2,625,000     NS Group, Inc., 13.50% due 7/15/2003 (h)     2,506,505        2,336,250    0.4
                                 228,000     Newpark Resources, Inc.                      4,029,203        5,073,000    0.9
                                 120,000     Noble Drilling Corp.                           735,714        1,080,000    0.2
                                 105,000     Nuevo Energy Co.                             2,023,100        2,349,375    0.4
                                 308,391     Plains Resources, Inc.                       1,806,983        2,582,775    0.5
                                  50,000     Plains Resources, Inc.                         402,500          450,000    0.1
                              $  900,000     Swift Energy Corp., Convertible Bonds,
                                             6.50% due 6/30/2003                            924,000          963,000    0.2
                                 300,000     Total Petroleum of North America, Ltd.       3,359,309        2,925,000    0.5
                              $2,876,000     Transamerican Refining Corp., 18.29%++
                                             due 2/15/2002 (i)                            1,972,807        1,862,210    0.3
                                 460,000     TransTexas Gas Corp.                         5,970,887        6,210,000    1.1
                                  20,000     The Wiser Oil Co.                              360,000          240,000    0.0
                                                                                       ------------     ------------  ------
                                                                                         38,986,378       42,999,147    7.7

SCHEDULE OF INVESTMENTS (continued)
                             Shares Held/                                                                          Percent of
Industries                   Face Amount            Stocks & Bonds                        Cost           Value     Net Assets
Paper/Forest Products            177,500     Duplex Products, Inc.                     $  1,316,146     $  1,442,187    0.3%
                                 140,000     Pope & Talbot, Inc.                          2,335,976        1,855,000    0.3
                                                                                       ------------     ------------  ------
                                                                                          3,652,122        3,297,187    0.6

Personal Care Products            50,000     Marietta Corp.                                 441,875          431,250    0.1

Pharmaceuticals                   19,025     American Drug Co.                                2,377            7,134    0.0
                                  19,025     American Drug Co. (Warrants)(j)                  1,189            1,189    0.0
                                 300,000     Ariad Pharmaceuticals, Inc.                  1,322,811        1,425,000    0.3
                                 182,000     Cytel Corp.                                    929,686        1,114,750    0.2
                                 125,000     Gensia, Inc.                                   571,875          656,250    0.1
                                 250,000     NeoRx Corp.                                  1,620,702        1,593,750    0.3
                                 143,000     Vical, Inc.                                  1,154,202        1,733,875    0.3
                                                                                       ------------     ------------  ------
                                                                                          5,602,842        6,531,948    1.2

Photo-Optical Instruments         80,000     Instron Corp.                                1,010,849        1,080,000    0.2

Real Estate & Real            $1,000,000     Alexander Haagen Properties, Inc., 7.25%
Estate Investment                            due 12/27/2003                               1,000,000          972,500    0.2
Trusts                           105,000     Bay Apartment Communities, Inc.              1,901,463        2,546,250    0.5
                                  23,000     Cali Realty Corp.                              364,568          503,125    0.1
                                  88,000     Catellus Development Corp.
                                             (Convertible Preferred)                      3,200,250        3,520,000    0.6
                                 315,000     Crown American Realty Trust                  4,268,387        2,480,625    0.4
                                  25,000     Developers Diversified Realty Corp.            701,563          750,000    0.1
                                  23,200     Duke Realty Investments, Inc.                  645,629          727,900    0.1
                                  21,100     Innkeepers USA Trust                           186,765          192,537    0.0
                                  60,000     Manufactured Home Communities, Inc.            887,550        1,050,000    0.2
                                  40,000     Merry Land & Investment Co., Inc.              772,400          945,000    0.2
                                  50,000     Mid-America Apartment Communities, Inc.      1,253,000        1,237,500    0.2
                              $3,000,000     National Health Corp., Convertible Bonds,
                                             7.75% due 1/01/2001                          3,000,000        3,120,000    0.6
                                  40,000     Spieker Properties, Inc.                       804,350        1,005,000    0.2
                                                                                       ------------     ------------  ------
                                                                                         18,985,925       19,050,437    3.4

Restaurants                      140,000     Shoney's, Inc.                               1,406,643        1,435,000    0.3
                               1,164,900     TPI Enterprises, Inc.                        5,488,347        3,640,312    0.6
                                                                                       ------------     ------------  ------
                                                                                          6,894,990        5,075,312    0.9

Retailing                        468,500     J. Baker, Inc.                               7,047,889        2,693,875    0.5
                                 236,200     Bon-Ton Stores, Inc.                         2,471,959        1,181,000    0.2
                                 382,400     Catherines Stores Corp.                      3,967,632        3,154,800    0.6
                               2,100,000     Charming Shoppes, Inc.                       6,002,156        6,037,500    1.1
                                  58,000     Consolidated Stores Corporation              1,011,230        1,261,500    0.2
                                 115,000     Dress Barn, Inc.                             1,133,867        1,135,625    0.2
                               1,063,000     Grossman's, Inc.                             3,251,812        1,195,875    0.2
                                 300,000     Hancock Fabrics, Inc.                        2,706,004        2,700,000    0.5
                                  75,000     Movie Gallery, Inc.                          1,944,532        2,287,500    0.4
                                  70,000     OfficeMax, Inc.                                886,667        1,566,250    0.3
                                 320,250     Pier 1 Imports, Inc.                         2,687,712        3,642,844    0.7
                                 102,000     REX Stores Corp.                             1,315,670        1,810,500    0.3
                                  40,000     S&K Famous Brands, Inc.                        511,650          240,000    0.0
                                 700,000     Service Merchandise Co., Inc.                3,694,765        3,500,000    0.6
                                 760,500     The Wet Seal, Inc. (Class A)                 2,827,998        5,133,375    0.9
                                 100,000     Whole Foods Market, Inc.                     1,237,500        1,387,500    0.3
                                                                                       ------------     ------------  ------
                                                                                         42,699,043       38,928,144    7.0



SCHEDULE OF INVESTMENTS (concluded)
                                                                                                                   Percent of
Industries                   Shares Held            Stocks & Bonds                        Cost           Value     Net Assets
Scientific Instruments            70,000     Technitrol, Inc.                          $  1,223,287     $  1,592,500    0.3%

Telecommunications               100,000     Dynatech Corporation                         1,710,184        1,700,000    0.3
                                 145,000     General DataComm Industries, Inc.            1,757,401        2,483,125    0.5
                                                                                       ------------     ------------  ------
                                                                                          3,467,585        4,183,125    0.8

Textiles                         450,000     Burlington Industries, Inc.                  5,117,552        5,906,250    1.1

Toy Manufacturing                389,000     Just Toys, Inc.                              1,738,722          559,187    0.1

Transportation                   405,000     Kirby Corp.                                  6,283,662        6,581,250    1.2

Utilities                        125,000     American Water Works Co., Inc.               1,921,197        4,859,375    0.9
                                  80,000     Wicor, Inc.                                  2,227,100        2,580,000    0.4
                                                                                       ------------     ------------  ------
                                                                                          4,148,297        7,439,375    1.3

                                             Total Stocks & Bonds                       401,844,958      454,466,856   81.8


                             Face Amount         Short-Term Securities

Commercial Paper*            $10,000,000     Ciesco L.P., 5.53% due 2/20/1996             9,920,122        9,920,122    1.8
                              20,000,000     Daimler-Benz AG, 5.74% due 1/08/1996        19,971,300       19,971,300    3.6
                              20,019,000     General Electric Capital Corp.,
                                             5.90% due 1/02/1996                         20,009,157       20,009,157    3.6
                              20,000,000     National Australia Funding (Delaware)
                                             Inc., 5.70% due 1/18/1996                   19,939,833       19,939,833    3.6
                              20,000,000     National Fleet Funding Corp., 5.74%
                                             due 2/09/1996                               19,869,256       19,869,256    3.5
                              20,000,000     Sandoz Corporation, 5.75% due 1/29/1996     19,904,167       19,904,167    3.6

                                             Total Short-Term Securities                109,613,835      109,613,835   19.7

Total Investments                                                                      $511,458,793      564,080,691  101.5
                                                                                       ============
Liabilities in Excess of Other Assets                                                                     (8,400,004)  (1.5)
                                                                                                        ------------  ------
Net Assets                                                                                              $555,680,687  100.0%
                                                                                                        ============  ======

Net Asset                     Class A--Based on net assets of $178,098,648 and
Value:                                 10,413,121 shares outstanding                                    $      17.10
                                                                                                        ============
                              Class B--Based on net assets of $323,280,884 and
                                       19,463,363 shares outstanding                                    $      16.61
                                                                                                        ============
                              Class C--Based on net assets of $27,182,841 and
                                       1,647,062 shares outstanding                                     $      16.50
                                                                                                        ============
                              Class D--Based on net assets of $27,118,314 and
                                       1,586,741 shares outstanding                                     $      17.09
                                                                                                        ============


(a)Formerly The Co-Operative Bank of Concord.
(b)North American Biologicals, Inc. took over Univax Biologicals,
   Inc.
(c)Each unit consists of a $1,000 par senior discount note plus 4 warrants.
(d)Security represents 14.5% cumulative preferred stock. For each share of preferred stock, the Fund will receive an annual dividend of approximately 9.43 shares of Common Stock.
(e)Formerly Charter Medical Corp.
(f)The Fund received these shares from the spinoff of Ramsay Health
   Care, Inc.
(g)Financial Security Assurance Holdings, Ltd. took over Capital
   Guaranty Corp.
(h)Each unit consists of a $1,000 bond plus 1 warrant.
(i)Each unit consists of a $1,000 bond plus 17.09 warrants.
(j)Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
  *Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
 ++Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.

PORTFOLIO INFORMATION


                                                Percent of
Top Ten Equity Holdings                         Net Assets

Stratus Computer, Inc.                             3.5%
PXRE Corp.                                         3.2
Ace, Ltd.                                          2.6
Redman Industries, Inc.                            2.5
Charter One Financial, Inc.                        2.5
Security-Connecticut Corp.                         2.2
Landmark Graphics Corp.                            2.2
Storage Technology Corp.                           2.0
Boole & Babbage, Inc.                              1.6
Magellan Health Services, Inc.                     1.4



                                                Percent of
Ten Largest Industries                          Net Assets

Insurance                                         11.1%
Computers & Computer Services                      8.4
Natural Resources                                  7.7
Retailing                                          7.0
Data Processing                                    6.4
Banks & Finance                                    4.9
Building & Building Materials                      4.2
Apparel                                            3.5
Healthcare--Products & Services                    3.5
Real Estate & Real Estate Investment Trusts        3.4

Equity Portfolio Changes for the Quarter Ended
December 31, 1995


 Additions

*Alfin Inc.
*Amisys Managed Care
  Systems
*Arbor Software Corp.
*Boston Beer Company,
  Inc.
 Charming Shoppes, Inc.
*Citrix Systems Inc.
*Compumed Inc.
 Dynatech Corporation
*IDX Systems Corp.
 Innkeepers USA Trust
 Kansas City Life
  Insurance Company
 Landmark Graphics
  Corp.
*Mecon Inc.
 Medex Inc.
*Meta Group Inc.
*Metatools Inc.
 Movie Gallery, Inc.
 Ostex International,
  Inc.
 Pharmacopeia, Inc.
*Pixar Inc.
 Quanex Corp.
 Sequus Pharmaceuticals,
  Inc.
*Scopus Technology Inc.
 Symantec Corp.
*Sync Research Inc.
*Visio Corp.
*Visioneer Inc.


 Deletions

 Agouron Pharmaceuticals, Inc.
*Alfin Inc.
*Amisys Managed Care Systems
 Applied Immune Sciences, Inc.
*Arbor Software Corp.
 Arcadian Corp.
 Automated Security Holdings
  PLC (ADR)
 The Bombay Company, Inc.
*Boston Beer Company, Inc.
 Carr Realty Corp.
 Catalina Lighting, Inc.
*Citrix Systems Inc.
*Compumed Inc.
 Gantos, Inc.

*IDX Systems Corp.
*Mecon Inc.
*Meta Group Inc.
*Metatools Inc.
 Neurogen Corporation
*Pixar Inc.
 Primark Corp.
 Rollins Environmental Services,
  Inc.
 SHL Systemhouse, Inc.
 SangStat Medical Corp.
*Scopus Technology Inc.
 Sheldahl, Inc.
*Sync Research Inc.
 Technitrol, Inc.
 Transnational Re Corp.
  (Class A)
 Venture Stores, Inc.
*Visio Corp.
*Visioneer Inc.

[FN]
*Added and deleted in the
 same quarter.




OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Dennis W. Stattman, Vice President and
  Portfolio Manager
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, New York 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863